Exhibit 99.1

Hercules Offshore Monthly Rig Fleet Status Report as of January 19, 2010

						Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 120	120’ — MC, TD	GOM	Chevron	27-29	162	06/30/10
2	Hercules 150	150’ — ILC, TD	GOM	Rozel	29-31	12	01/31/10	Contract commenced January 12, 2010
3	Hercules 173	173’ — MC, TD	GOM	Chevron	27-29	162	06/30/10
4	Hercules 200	200’ — MC, TD	GOM	Ready Stacked			02/20/10
5	Hercules 201	200’ — MC, TD	GOM	Devon	28-30	45	03/05/10	Operations from December 26, 2009 - January 11, 2010 were at $31-33K dayrate; Two one-well (30-day) priced options at $28-33K
					31-33	60	05/04/10
6	Hercules 202	200’ — MC, TD	GOM	Century	29-31	3	01/22/10
				LLOG	29-31	14	02/05/10
				W&T Offshore	31-33	180	08/04/10	Awarded a letter of intent for a 180-day contract at a dayrate of $31-33K expected to commence in direct continuation of previous contract
7	Hercules 204	200’ — MC, TD	GOM	Petroquest	29-31	37	02/25/10	Following current contract, rig expected to undergo maintenance for 14-21 days
8	Hercules 251	250’ — MS, TD	GOM	Ready Stacked
9	Hercules 253	250’ — MS, TD	GOM	Ready Stacked			01/21/10
				Hall-Houston	29-31	25	02/15/10
10	Hercules 257	250’ — MS, TD	GOM	Ready Stacked
11	Hercules 350	350’ — ILC, TD	GOM	Chevron	49-51	162	06/30/10	Resumed operations on December 20, 2009, following completion of structural inspection and repairs following Hurricane Ida
					Average	78	days
12	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
13	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
14	Hercules 78	Submersible, TD	GOM	Cold Stacked 01/09
15	Hercules 85	85’ — ILS, TD	GOM	Cold Stacked 01/09
16	Hercules 101	100’ — MC, TD	GOM	Cold Stacked 01/09
17	Hercules 152	150’ — MC, TD	GOM	Cold Stacked 05/09
18	Hercules 153	150’ — MC, TD	GOM	Cold Stacked 01/09
19	Hercules 203	200’ — MC, TD	GOM	Cold Stacked 06/09				Continuing obligation from Energy XXI for approximately 18 days at $81-83K dayrate will be assigned to another rig; actual days remaining are currently being negotiated
20	Hercules 206	200’ — MC, TD	GOM	Cold Stacked 12/09
21	Hercules 207	200’ — MC, TD	GOM	Cold Stacked 01/09
22	Hercules 211	200’ — MC Workover	GOM	Cold Stacked 01/09
23	Hercules 250	250’ — MS, TD	GOM	Cold Stacked 12/09
24	Hercules 252	250’ — MS, TD	GOM	Cold Stacked 05/09

Hercules Offshore Monthly Rig Fleet Status Report as of January 19, 2010

						Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
International Offshore
1	Hercules 170	170’ — ILC, TD	Bahrain	Warm Stacked
2	Hercules 156	150’ — ILC, TD	Gabon	Warm Stacked
3	Hercules 185	150’ — ILC, TD	Angola	Angola Drilling Company Ltd	149-151	353	01/07/11	Currently on standby dayrate in the $145-150K range
4	Hercules 205	200’ — MC, TD	Mexico	PEMEX	43-45	27	02/15/10	Awarded 46-day contract extension
5	Platform 3	Platform, TD	Mexico	Ready Stacked			02/07/10
				PEMEX	54-56	440	04/23/11	Received letter of contract award, subject to execution of contract, for 440 days expected to commence in early February at a dayrate of $54-56K
6	Hercules 258	250’ — MS, TD	India	ONGC	109-111	501	06/04/11
7	Hercules 260	250’ — ILC, TD	India	ONGC	142-144	435	03/30/11
8	Hercules 208	200’ — MC, TD	Malaysia	Murphy	109-111	584	08/26/11
9	Hercules 261	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	136-138	619	09/30/11
10	Hercules 262	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	127-129	619	09/30/11
					Average	325	days

Hercules Offshore Monthly Rig Fleet Status Report as of January 19, 2010

Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges

1	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	Phoenix	15-17	6	01/25/10
				Renaissance	14-16	30	02/24/10
2	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	Castex	14-16	27	02/15/10
3	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	Clayton Williams	21-23	5	01/24/10	Contract commenced December 23, 2009
				Dynamic	23-25	17	02/10/10
					Average	28	days

4	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09
6	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
7	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
8	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
9	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
11	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
14	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15	Hercules 55	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
16	Hercules 57	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
17	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract while rigs described as “Ready Stacked” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are full contract operating dayrates, although the average dayrate over the term of the contract will be lower and could be substantially lower. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure. In certain cases under our Inland Barge contracts dayrates include revenue for other vessels and services provided by Delta Towing. The dayrates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore Liftboat Fleet Status Report for the month ended December 31, 2009

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments
Gulf of Mexico
230	2	2	$13,297	10	16%	One vessel in drydock in December
190-215	3	3	12,885	74	80%
170	1	1	8,702	22	71%	One vessel in drydock in January
140-150	6	6	6,985	76	41%	One vessel in drydock in December and January
120-130	14	13	5,502	216	54%	Three vessels in drydock in December and two vessels in drydock in January
105	15	13	4,057	269	67%	One vessel in drydock in January

Sub-total/Average	41	38	$6,130	667	57%

International
230-260	2	2	49,726	46	100%
170-215	7	7	33,170	110	55%	One vessel in drydock in December and January
140-150	4	4	18,251	107	86%	One vessel in drydock in December
120-130	7	7	11,830	163	75%	Three vessels in drydock in December and two vessels in drydock in January
105	4	4	11,250	31	25%	One vessel in drydock in January

Sub-total/Average	24	24	$22,245	457	64%

Total/Average	65	62	$12,682	1,124	60%

Note: The company mobilized the 230’ class Tiger Shark, the 200’ class Cutlassfish and Creole Fish and the 175’ class Mako to West Africa during the fourth quarter of 2009. The associated transportation costs for the three vessels that did not secure work before their departure was $3.9 million, of which $3.2 million was expensed in the fourth quarter of 2009. The Tiger Shark, Cutlassfish and Mako have commenced operations and we anticipate the Creole Fish will be available for hire in February.

(1)	Actively marketed liftboats excludes three GOM cold-stacked liftboats

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.